UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2024
ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, 12th Floor
Denver,	Colorado	80237
(Address of principal executive offices)		(Zip Code)

(303) 728-7012
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

In anticipation of ModivCare Inc.'s (the "Company" or "our") undertaking actions to seek additional capital, including filing a shelf registration statement with the Securities and Exchange Commission ("SEC"), this Current Report on Form 8-K is being filed solely to update our consolidated balance sheets as of December 31, 2023 and 2022, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes, and financial statement schedule II (collectively, the “Consolidated Financial Statements”), to add Note 19 (Events Subsequent to the Date of the Issuance of the Financial Statements (Unaudited)) thereto.

As previously disclosed, the Company continues to pursue collection of outstanding contract receivables for services rendered. While a portion of these receivables has been collected, the Company has not offset the existing and continued accumulation of receivables during the period. Management believes it has made substantial progress in reaching oral and written assurances and agreements from its customers related to collecting these outstanding receivables. However, various factors beyond the Company’s control have delayed and extended the timeline beyond original expectations. Although these collection and mitigation efforts continue, there remains the possibility that the Company will not achieve full resolution in a timely manner or at all if unforeseen circumstances arise.

Exhibit 99.1 to this Form 8-K updates the information in Part II. Item 8, Financial Statements and Supplementary Data from our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) as initially filed with the SEC on February 26, 2024, in order to reflect Note 19 (Events Subsequent to the Date of the Issuance of the Financial Statements (Unaudited)).

The information in this report is not an amendment to or restatement of the Consolidated Financial Statements originally filed with our Annual Report, and except as specifically set forth above or in Exhibit 99.1 filed herewith, no revisions, modifications or updates have been made to the Annual Report to update it for other information, developments, or events that have occurred subsequent to the date that the Annual Report was filed with the SEC. This Current Report on Form 8-K should be read in conjunction with the Annual Report and our Quarterly Reports on Form 10-Q filed by us thereafter for the quarters ended March 31, 2024 and June 30, 2024.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expect,” “will,” “believe” and “aim,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing our business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the SEC identified above, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

23.2	Consent of Deloitte & Touche LLP (Mercury Parent, LLC financial statements).

99.1	Updated Consolidated Financial Statements of ModivCare Inc. as of and for the years ended December 31, 2023 and 2022.

101.SCH	Inline XBRL Schema Document

101.LAB	Inline XBRL Label Linkbase Document

101.PRE	Inline XBRL Presentation Linkbase Document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.
Date: September 12, 2024	By:	/s/ L. Heath Sampson
	Name:	L. Heath Sampson
	Title:	President and Chief Executive Officer